UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  August 6, 2015
Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Professional Drive, Suite 400, Gaithersburg, Maryland	20879
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (240) 631-3200
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2015, Emergent announced financial and operating results for the period ended June 30, 2015. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

On August 6, 2015, Emergent issued a press release announcing its plan to pursue a tax-free spin-off of the company's biosciences business into a separate, stand-alone publicly-traded company. For the benefit of its investors, Emergent is furnishing additional financial information regarding the estimated pro forma incremental EBITDA for 2014 associated with the spin-off.

Using information from audited consolidated financial results from 2014, Emergent estimates a net increase in its 2014 EBITDA (earnings before interest, taxes, depreciation and amortization) of between $40 million and $50 million, as a result of estimated pro forma adjustments related to the spin-off.  This calculation takes into account the following items related to the biosciences business:

•	costs associated with the Seattle, Washington site;
•	costs associated with the Berwyn, Pennsylvania site;
•	costs associated with research and development conducted on biosciences-related programs at the Winnipeg, Manitoba, Canada site; and
•	product sales revenue and associated gross margin contribution related to the biosciences commercial products.

The estimated pro forma incremental EBITDA for Emergent excludes the impact of the $15.6 million in-license fee revenue associated with a one-time upfront payment received in 2014 resulting from the collaboration with MorphoSys AG focused on the MOR209/ES414 immuno-oncology product development candidate targeting mCRPC.

Item 7.01. Regulation FD Disclosure.

On August 6, 2015, Emergent issued a press release announcing its plan to pursue a tax-free spin-off of the company's biosciences business into a separate, stand-alone publicly-traded company. A copy of the press release is attached hereto as Exhibit 99.2. In addition, on August 6, 2015, Emergent posted on its website a presentation for investors as well as a fact sheet and FAQ with respect to the proposed spin-off. A copy of the presentation for investors, fact sheet and FAQ are attached hereto as Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1     Earnings press release, dated August 6, 2015.
99.2     Pess release, dated August 6, 2015.
99.3     Presentation for investors, dated August 6, 2015.
99.4     Fact Sheet, dated August 6, 2015.
99.5     FAQ, dated August 6, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015	EMERGENT BIOSOLUTIONS INC.
	By:	/s/ A.B. Cruz III A.B. Cruz III Executive Vice President, General Counsel and Corporate Secretary